Exhibit 99.1

NEW YORK
  HEALTH CARE
[GRAPHIC OMITED]


                              FOR IMMEDIATE RELEASE
                              ---------------------



              NEW YORK HEALTH CARE ANNOUNCES FIRST QUARTER RESULTS
              ----------------------------------------------------

Brooklyn, NY - May 18, 2004 - NEW YORK HEALTH CARE, INC. (THE "COMPANY") (OTC PINK SHEETS: BBAL) today announced financial results for the quarter ended March 31, 2004.

Net patient service revenues were $11,506,458 as compared to $11,994,489 in the first quarter of 2003. The net loss for the first quarter of $1,227,584, or a basic and diluted loss per share of $.05, includes net income of $43,000 from the operations of the home healthcare segment, offset by a net loss of $1,271,000 from the BioBalance segment. For the three months ended March 31, 2003, the operations of the home care segment showed net income of $143,000 while the BioBalance segment had a loss of $1,278,000. In the first quarter of 2003, several non-cash loss charges including $17,869,000 attributable to the impairment of goodwill and noncash compensation approximating $753,000, resulted in a net loss of $19,004,862, or a basic and diluted loss of $.79 per share.

Commenting, Jerry Braun, President and Chief Executive Officer of New York Health Care, stated, "We are proceeding toward our goal of divesting the home healthcare business and arranging funding for he BioBalance segment, making a discussion of home healthcare business irrelevant for today's news release."

The BioBalance Corporation is a specialty pharmaceutical company focused on the development of novel treatments for various gastrointestinal (GI) disorders that are poorly addressed by current therapies via accelerated regulatory pathways. These disorders include Irritable Bowel Syndrome (IBS), inflammatory bowel disease and diarrhea caused by antibiotics, chemotherapy or AIDS. BioBalance operates as a wholly owned subsidiary of New York Health Care, a home healthcare company with which it merged on January 2, 2003 in a Stock Exchange Agreement. The combined entity trades on the OTC Pink Sheets under the symbol BBAL. Additional information is located on the company website at www. biobalancecorp.com.

SAFE HARBOR STATEMENT In addition to historical information, certain of the statements in the preceding paragraphs, particularly those anticipating future events, financial performance, business prospects and growth and operating strategies constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as anticipate, believe, estimate, expect, intend, predict, hope or similar expressions. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described in the forward-looking statements, including, without limitation, satisfaction of approvals and conditions applicable to the transaction described above, the Company's ability to implement its strategies and achieve its objectives and the risks and uncertainties described in reports filed by the company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, including without limitation, cautionary statements made in New York Health Care's 2003 Annual Report on Form 10-K, its latest quarterly report on Form 10-Q and current reports on Form 8-K.

                                     (more)

New York Health Care News Release                                         Page 2
May 18, 2004

CONTACT:                           -or-     INVESTOR RELATIONS COUNSEL:
New York Health Care                        The Equity Group Inc.
Jerry Braun, President & C.E.O.             Linda Latman (212) 836-9609
(718) 375-6700                              www.theequitygroup.com

The BioBalance Corp.
Dennis O'Donnell, President
(212) 679-7778

                            (See Accompanying Tables)

New York Health Care, Inc. News Release                                              Page 3
May 18, 2004


                         NEW YORK HEALTH CARE, INC. & SUBSIDIARIES
                           CONSOLIDATED STATEMENTS OF OPERATIONS
                                       (UNAUDITED)


                                                                For The Three Months Ended
                                                                         March 31,
                                                                ---------------------------
                                                                    2004          2003
                                                                ------------  -------------

Net patient service revenue                                     $11,506,458   $ 11,994,489
                                                                ------------  -------------

Expenses:
   Professional care of patients                                  9,187,896      9,706,778
   General and administrative (excluding noncash compensation)    2,949,425      2,453,730
   Noncash compensation                                               3,690        734,811
                                                                ------------  -------------
      Total general and administrative expenses                   2,953,115      3,188,541

   Product development (excluding noncash compensation)             427,584         94,996
   Noncash compensation                                            (170,304)        17,709
                                                                ------------  -------------
      Total product development                                     257,280        112,705

   Goodwill impairment                                                    -     17,869,339
                                                                ------------  -------------
   Bad debts expense                                                120,000         15,000
                                                                ------------  -------------
   Depreciation and amortization                                    223,049        114,488
                                                                ------------  -------------

   Total operating expenses                                      12,741,340     31,006,851
                                                                ------------  -------------

Loss from operations                                             (1,234,882)   (19,012,362)
                                                                ------------  -------------

Non-operating income (expenses)
   Interest income                                                   12,307          8,217
   Interest expense                                                  (5,009)          (717)
                                                                ------------  -------------
   Total non-operating income (expenses), net                         7,298          7,500
                                                                ------------  -------------

Net loss                                                        $(1,227,584)  $(19,004,862)
                                                                ============  =============

Basic and diluted loss per share                                $     (0.05)  $      (0.79)
                                                                ============  =============

Weighted and diluted average shares outstanding                  24,939,776     23,912,406
                                                                ============  =============

(1) On January 2, 2003, The BioBalance Corp. ("BioBalance") acquired New York Health Care in a transaction accounted for as a reverse acquisition.  Although New York Health Care is the name of the surviving public corporate  entity,  and  BioBalance  is  its  wholly-owned  subsidiary, the Company's financial statements reflect  the  historical  results  of BioBalance, prior to January 2, 2003 and the consolidated results of operations  of the Company subsequent to the acquisition date of January 2, 2003.  The Company's condensed consolidated  financial  statements  have  been  retroactively  adjusted  to  give  effect  to the reverse acquisition  on  January  2,  2003.  At  that  time,  the Company amended its certificate of incorporation increasing  the  number  of  authorized  common  stock  from  50,000,000  shares to 100,000,000 shares and preferred  stock  from  2,000,000  shares  to  5,000,000  shares.

(2)  As  a  result of the merger, the Company recognized goodwill of $18,750,000, related to the home care business.  Based  upon  an  independent  valuation of this business versus its purchase price, the Company recorded  a  non-cash, non-recurring impairment to goodwill charge of $17,869,339 and a non-cash charge of
$753,000  resulting  from  an  accounting  charge  due  to  the  issuance  of  variable  options.

New York Health Care, Inc. News Release                                                                Page 4
May 18, 2004


                                      CONSOLIDATED BALANCE SHEETS
                                                ASSETS


                                                                         March 31, 2004    December 31, 2003
                                                                        ----------------  -------------------
                                                                          (Unaudited)          (Note 1)
Current assets:
   Cash and cash equivalents                                            $     5,261,192   $        7,337,896
   Due from lending institution                                                 336,644              208,721
   Accounts receivable, net of allowance for uncollectible
      amounts of $498,000 and $397,000, respectively                          6,928,585            6,577,283
   Unbilled services                                                             80,844              100,114
   Prepaid expenses and other current assets                                    451,314              319,195
                                                                        ----------------  -------------------
         Total current assets                                                13,058,579           14,543,209

Property and equipment, net                                                     131,772              145,898
Goodwill, net                                                                   900,587              900,587
Other intangible assets, net                                                  5,777,882            5,971,622
Other assets                                                                     77,464               67,652
                                                                        ----------------  -------------------
         Total assets                                                   $    19,946,284   $       21,628,968
                                                                        ================  ===================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accrued payroll                                                      $     1,244,228   $        1,786,044
   Accounts payable and accrued expenses                                      6,010,702            5,849,732
   Due to HRA                                                                 4,123,261            3,756,507
   Due to related parties                                                       940,526            1,190,526
   Income tax payable                                                                 -               24,394
                                                                        ----------------  -------------------
         Total current liabilities                                           12,318,717           12,607,203
                                                                        ----------------  -------------------

Commitments and contingencies

Shareholders' equity:
   Preferred stock, $.01 par value, 5,000,000 shares
      authorized; Class A Preferred, 590,375 authorized,
      issued and outstanding                                                      5,904                5,904
   Common stock, $.01 par value, 100,000,000 shares
      authorized; 24,943,821 shares issued and 24,939,776 outstanding           249,438              249,438
   Additional paid-in capital                                                32,512,678           32,679,292
   Deficit                                                                  (25,130,980)         (23,903,396)
   Less: Treasury stock (4,045 common shares at cost)                            (9,473)              (9,473)
                                                                        ----------------  -------------------
         Total shareholders' equity                                           7,626,567            9,021,765
                                                                        ----------------  -------------------
         Total liabilities and shareholders' equity                     $    19,946,284   $       21,628,968
                                                                        ================  ===================